UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 13, 2017

Curis, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 Maguire Road, Lexington, MA 02421

(Address of Principal Executive Offices) (Zip Code)

(617) 503-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 13, 2017, Curis, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated (the “Underwriter”), to issue and sell to the Underwriter 20,000,000 shares of the Company’s common stock (the “Shares”) in a public offering (the “Offering”) pursuant to a Registration Statement on Form S-3 (333-205460) (the “Registration Statement”) and a related prospectus supplement filed with the Securities and Exchange Commission (the “SEC”). The Company also granted the Underwriter an option, exercisable for 30 days, to purchase up to an additional 3,000,000 shares of its common stock on the same terms and conditions as the Shares. The Company estimates that the net proceeds from the Offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, will be approximately $35,365,000 million (or approximately $40,705,000 million if the Underwriter exercises in full its option to purchase additional shares).

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and the Underwriter and termination and other customary provisions.

The above description of the Underwriting Agreement is qualified in its entirety by reference thereto, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On September 13, 2017, the Company announced the launch of the Offering. The full text of the press release issued in connection with the announcement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On September 14, 2017, the Company announced the pricing of the Shares sold in the Offering. The full text of the press release issued in connection with the announcement is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued a legal opinion with respect to the Shares sold in the Offering. A copy of such opinion, including the consent included therein, is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 13, 2017, by and between Curis, Inc. and Robert W. Baird & Co. Incorporated

5.1	Opinion of Wilmer Cutler Pickering Hale & Dorr LLP

23.1	Consent of Wilmer Cutler Pickering Hale & Dorr LLP (included in Exhibit 5.1)

99.1	Press release issued by Curis, Inc. on September 13, 2017

99.2	Press release issued by Curis, Inc. on September 14, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date: September 15, 2017	By:	/S/ JAMES E. DENTZER
James E. Dentzer
Chief Financial Officer and Chief Administrative Officer